SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
            of the Securities Exchange Act of 1934 (Amendment No.___)

Check the appropriate box:

|X|      Preliminary Information Statement
|_|      Confidential, for Use of the Commission Only (as permitted by
          Rule 14c-5(d)(2))
|_|      Definitive Information Statement


                 INTERNATIONAL TOURIST ENTERTAINMENT CORPORATION
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

         |X|   No fee required.

         |_|   Fee computed on table below per Exchange  Act Rules 14c-5(g) and
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         (1)     Title of each class of securities to which transaction applies:
         (2)     Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)     Proposed maximum aggregate value of transaction:
         (5)     Total fee paid:

         |_|   Fee paid previously with preliminary materials.

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
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         (4)      Date Filed:

                 INTERNATIONAL TOURIST ENTERTAINMENT CORPORATION
                      3562 Shepherd of the Hills Expressway
                             Branson, Missouri 65616


                                            September 7, 1999


Dear Stockholder:

         You are cordially invited to attend a Special Meeting of Stockholders of International Tourist Entertainment Corporation, that will be held on Saturday, October 16, 1999, at 12:30 p.m. local time, in the "Remember When Theater" at the Company's facility at 3562 Shepherd of the Hills Expressway, Branson, Missouri 65616. In addition to the matters to be acted upon at the meeting, described in the attached Notice of Special Meeting of Stockholders and Information Statement, there will be a report with respect to the progress of the Company and an opportunity for stockholders to ask questions.

                                            Sincerely,

                                            Paul M. Bluto
                                            Chairman and Chief Executive Officer

                 INTERNATIONAL TOURIST ENTERTAINMENT CORPORATION
                      3562 Shepherd of the Hills Expressway
                             Branson, Missouri 65616
                ------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON SATURDAY, OCTOBER 16,1999
                ------------------------------------------------


To the Stockholders of International Tourist Entertainment Corporation:

         A Special Meeting of Stockholders (the "Meeting") of International Tourist Entertainment Corporation, a U.S. Virgin Islands corporation ("ITEC Attractions"), will be held on Saturday, October 16, 1999, at 12:30 p.m., local time, in the "Remember When Theater" at the Company's facility at 3562 Shepherd of the Hills Expressway, Branson, Missouri 65616, for the following purposes:

         1. To adopt and approve an Agreement and Plan of Merger whereby the domicile of ITEC Attractions will be changed from the U.S. Virgin Islands to the State of Nevada;

         2. To ratify the selection by the Board of Tanner & Company as independent auditors of ITEC Attractions for the fiscal year ending December 31, 1999; and

         3. To transact such other business as may properly come before the Meeting and any and all adjournments or postponements thereof.

         The Board has fixed the close of business on Tuesday, September 7, 1999, as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting. Only stockholders of record as of the record date are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. A copy of ITEC Attractions' Information Statement accompanies this notice. These materials will be first sent to stockholders on or about September 24, 1999.

         Stockholders are cordially invited to attend the Meeting in person. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                          By Order of the Board of Directors,

                                          BOB CARDON, Secretary
                                          Branson, Missouri
September 7, 1999

                 INTERNATIONAL TOURIST ENTERTAINMENT CORPORATION
                      3562 Shepherd of the Hills Expressway
                             Branson, Missouri 65616
                         ------------------------------

                              INFORMATION STATEMENT

                         Special Meeting of Stockholders
                    To Be Held on Saturday, October 16, 1999
                         ------------------------------

                               GENERAL INFORMATION

         This Information Statement is being furnished to the stockholders of International Tourist Entertainment Corporation ("ITEC Attractions"), in connection with the Special Meeting of Stockholders and any and all adjournments or continuations thereof, (the "Meeting") to be held Saturday, October 16, 1999, at 12:30 p.m., local time, in the "Remember When Theater" at the Company's facility at 3562 Shepherd of the Hills Expressway, Branson, Missouri 65616, for the purposes set forth in the accompanying Notice of Special Meeting of
Stockholders (the "Notice"). These materials will be first mailed to stockholders on or about September 24, 1999. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                   PURPOSE OF SPECIAL MEETING OF STOCKHOLDERS

         At the Meeting, stockholders will be asked: (i) to adopt and approve an Agreement and Plan of Merger whereby the domicile of ITEC Attractions will be changed from the U.S. Virgin Islands to the State of Nevada; (ii) to ratify the selection by the Board of Tanner & Company as independent auditors of ITEC Attractions and its successor for the fiscal year ending December 31, 1999; and
(iii) to transact such other business as may properly come before the Meeting and any and all adjournments or postponements thereof. Action on item (i) above will be approved by affirmative vote of the holders of 2/3 of the shares of ITEC Attractions' common stock, $.001 par value, that is issued and outstanding. Action on item (ii) above will be approved by affirmative vote of the holders of a majority of the shares of the common stock present or represented by proxy at the Meeting, if a quorum exists, and entitled to vote on such matters. The Board recommends a vote "FOR" (i) the adoption and approval of the Agreement and Plan of Merger whereby the domicile of ITEC Attractions will be changed from the U.S. Virgin Islands to the State of Nevada; and (ii) the ratification of the selection by the Board of Tanner & Company as independent auditors of ITEC Attractions and its successor for the fiscal year ending December 31, 1999. The Board knows of no other matters which are likely to be brought before the Meeting.

                     QUORUM, VOTING RIGHTS AND OTHER MATTERS

          The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock is necessary to constitute a quorum at the Meeting. Only stockholders of record at the close of business on Tuesday, September 7, 1999 (the "Record Date"), will be entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 7,937,638 shares of common stock issued and outstanding and entitled to vote at the Meeting. There are no other classes of stock outstanding. Holders of common stock as of the Record Date are entitled to one vote for each share held. Holders of common stock are not entitled to cumulative voting rights.

         The  cost  of  preparing,   printing,   assembling   and  mailing  this
Information Statement and other material furnished to stockholders in connection with the Meeting will be borne by ITEC Attractions.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of September 7, 1999, regarding the beneficial ownership of ITEC Attractions' common stock, for:
(i) each person (or group of affiliated persons) who, insofar as ITEC Attractions has been able to ascertain, beneficially owned more than 5% of the outstanding shares of common stock; (ii) each director and executive officer of ITEC Attractions; and (iii) all directors and executive officers of ITEC Attractions as a group. ITEC Attractions has relied on information received from each stockholder as to beneficial ownership, including information contained on Schedules 13D and Forms 3, 4 and 5. As of September 7, 1999, there were
7,937,638 shares of common stock outstanding. As of that date, there were outstanding warrants to purchase 2,000,000 shares of common stock.

Name and Address                  Amount and Nature of                Percent of
of Beneficial Owner             Beneficial Ownership(1)                 Class
-------------------             -----------------------                ---------

Paul M. Bluto (2)                      6,296,572                        71.1%

Lourette Ann Bluto (2)                 6,296,572                        71.1%

Kelvyn H. Cullimore (3)                  480,649                         6.0%

Kelvyn H. Cullimore, Jr. (4)             230,339                         2.9%

Francis E. McLaughlin (5)                177,764                         2.2%

Kumar V. Patel (6)                       200,000                         2.5%

Thomas J. Carlson (7)                    133,334                         1.7%

Michael L. Pitman                         70,563                         0.9%

Randy S. Brashers                         70,543                         0.9%

All Directors and Officers
of the Company as a Group
(9 persons)(8)                         7,429,445                        81.6%
----------------------

(1) These calculations are based upon a total of 7,937,638 shares outstanding as of September 7, 1999. In addition, for each person or group the number of shares owned and the calculation of the percentage ownership includes the number of shares that person or group has the right to acquire.

(2) Mr. Paul Bluto and Mrs. Lourette Ann Bluto jointly own 11,013 shares as a result of their pre-bankruptcy holdings. Mr. Bluto acquired 4,433,490 restricted shares pursuant to the Company's Plan of Reorganization, Mr. Bluto acquired 539,573 restricted shares in a private placement by the Company, and Mrs. Bluto owns 6,257 shares. In addition, Mr. Bluto is a trustee of the GS & W Services Defined Benefit Plan, which acquired 383,333 restricted shares in a private placement by the Company, and Mr. Bluto is deemed to be the beneficial owner of these shares. Mr. Bluto also owns warrants to purchase 539,573 restricted shares at a price of $1.00 per share. The GS & W Services Defined Benefit Plan also owns warrants to purchase 383,333 restricted shares at a price of $1.00 per share. All shares owned directly or beneficially by either Mr. Bluto or Mrs. Bluto are deemed to be beneficially owned by the other.

(3) Mr. Cullimore owns 10,453 shares as a result of pre-petition holdings, he received 201,523 shares as part of the Company's Plan of
         Reorganization and he owns 5,000 shares, which he received in satisfaction of claims as a creditor of the Company. In addition, Mr. Cullimore owns 16,667 restricted shares of common stock acquired in the Company's private placement, and he owns warrants to purchase 16,667 restricted shares at a price of $1.00 per share. Mr. Cullimore may be deemed to be a control person of Dynatronics Corporation which owns 230,339 shares, which are included in Mr. Cullimore's holdings.

(4) Mr. Cullimore, Jr. may be deemed to be a control person of Dynatronics Corporation which owns 230,339 shares, which are included in Mr. Cullimore, Jr.'s holdings.

(5) Mr. McLaughlin owns 9,430 shares as a result of pre-petition holdings and he acquired 66,667 restricted shares in the Company's private placement. He also owns warrants to purchase 66,667 restricted shares of the Company's common stock at a price of $1.00 per share. He has also purchased 35,000 shares in the open market.

(6) Mr. Patel acquired 100,000 restricted shares in the Company's private placement. He also owns warrants to purchase 100,000 restricted shares of the Company's common stock at a price of $1.00 per share.

(7) Mr. Carlson acquired 66,667 restricted shares in the Company's private placement. He also owns warrants to purchase 66,667 restricted shares of the Company's common stock at a price of $1.00 per share.

(8) The calculation of beneficially owned shares of all executive officers and directors as a group eliminates the duplicate entries of shares owned by Dynatronics which are reflected in the beneficial ownership of both Kelvyn H. Cullimore and Kelvyn H. Cullimore, Jr., as well as shares owned by GS & W Services, Inc. and the Bluto family which are reflected in the beneficial ownership of both Paul and Lourette Ann Bluto.

                      PROPOSAL NO. 1 - CHANGE OF DOMICILE

         The Board has adopted a proposal to change the domicile of International Tourist Entertainment Corporation from the U.S. Virgin Islands to the State of Nevada. To accomplish this change in domicile, the Board has caused the formation of a Nevada corporation named "ITEC Attractions, Inc." The address and telephone number of the principal offices of ITEC Attractions, Inc. will be the same as that of International Tourist Entertainment Corporation; 3562 Shepherd of the Hills Expressway, Branson, Missouri 65616. Telephone: (417) 335-3533.

         The Board has caused International Tourist Entertainment Corporation, the U.S. Virgin Islands corporation, and ITEC Attractions, Inc., the Nevada corporation, to enter into an Agreement and Plan of Merger, a copy of which is attached hereto as Appendix A and incorporated herein by this reference.
Pursuant to the Agreement and Plan of Merger, International Tourist Entertainment Corporation will be merged into ITEC Attractions, Inc.; ITEC Attractions, Inc. will be the surviving corporation and each share of the common stock, $.001 par value, of International Tourist Entertainment Corporation will be exchanged for one share of the common stock, $.001 par value, of ITEC Attractions, Inc. Prior to the merger, ITEC Attractions, Inc. will have no shareholders, assets, liabilities, equity or operations. From and after the date of the merger, ITEC Attractions, Inc. will succeed to all of the shareholders, assets, liabilities, equity and operations of International Tourist Entertainment Corporation. The merger will not result in any change to the assets, liabilities, operations or any other aspect of International Tourist Entertainment Corporation, except that whereas before the merger the corporation was a U.S. Virgin Islands corporation, from and after the date of the merger, the corporation will be a Nevada corporation.

         As a result of the merger, the 7,97,638 shares of common stock, $.001 par value, of International Tourist Entertainment Corporation will be exchanged for 7,937,638 share of common stock, $.001 par value of ITEC Attractions, Inc. There will be no material differences in the rights and preferences of the shares of common stock of either corporation. There are no dividends in arrears with respect to any of the shares.

         The proposal to change the domicile of International Tourist Entertainment Corporation was adopted by the Board because the corporation has no business activities in the U.S. Virgin Islands and no plans to conduct any business activities in the U.S. Virgin Islands. When International Tourist Entertainment Corporation was formed, it was formed as a U.S. Virgin Islands corporation to take advantage of certain tax incentives offered in connection with a project which it proposed to develop in the U.S. Virgin Islands. International Tourist Entertainment Corporation was unable to obtain the financing to develop the U.S. Virgin Islands project and instead developed a project in Branson, Missouri. For this reason, the Board determined to change the domicile to a state with a more friendly corporation law.

         The Board believes that the merger will qualify as a "pooling of interests", which means that for accounting and financial reporting purposes, International Tourist Entertainment Corporation and ITEC Attractions, Inc. will be treated as though they had always been a single entity. The Board also believes that for federal income tax purposes, the merger will qualify as a "reorganization" within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

         The are no federal or state regulatory requirements that must be complied with or approvals which must be obtained in connection with this transaction, other than the filing of certain notifications after the Meeting with the State of Nevada and the U.S. Virgin Islands.

Rights of Dissenting Stockholders
---------------------------------

         Pursuant to the General Corporation Law of the U.S. Virgin Islands, ITEC Attractions, Inc. as the surviving corporation, is required to file a copy of the Agreement and Plan of Merger in the office of the Lieutenant Governor of the U.S. Virgin Islands following the Meeting. Within 10 days after this filing of the Agreement and Plan of Merger, ITEC Attractions, Inc. is required to notify each stockholder of International Tourist Entertainment Corporation, who objected to the merger in writing and filed the written objection with International Tourist Entertainment Corporation prior to the vote on the merger and whose shares were not voted in favor of the merger (the "Dissenting Stockholders") that the Agreement and Plan of Merger has been filed. Dissenting Stockholders have 20 days after the mailing date of such notice by ITEC Attractions, Inc. to demand in writing payment of the value of their stock. ITEC Attractions, Inc. shall have 30 days after the expiration of the 20 day period to pay the value, determined as of the date of filing of the Agreement and Plan of Merger, of the stock to the Dissenting Stockholder. The value of the stock will be determined by agreement of the parties, by appraisal or otherwise as provided in Section 256 of the General Corporation Laws of the U.S. Virgin Islands.

           THE BOARD DEEMS PROPOSAL NO. 1 TO BE IN THE BEST INTERESTS
             OF ITEC ATTRACTIONS AND ITS STOCKHOLDERS AND RECOMMENDS
                         A VOTE "FOR" APPROVAL THEREOF

      PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board has appointed Tanner & Company, certified public accountants, as auditors to examine the financial statements of ITEC Attractions and its successor for the fiscal year ending December 31, 1999 and to perform other appropriate accounting services and is requesting ratification of such appointment by the stockholders. Tanner & Company has served as ITEC Attractions' auditors since 1997.

         In the event that the stockholders do not ratify the appointment of Tanner & Company, the adverse vote will be considered as a direction to the Board to select other auditors for the next fiscal year.

         A representative of Tanner & Company is expected to attend the Meeting and will have an opportunity to make a statement if he desires to do so and to respond to appropriate questions.

           THE BOARD DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS
             OF ITEC ATTRACTIONS AND ITS STOCKHOLDERS AND RECOMMENDS
                          A VOTE "FOR" APPROVAL THEREOF

                                  OTHER MATTERS

         Management does not intend to present, and has no information as of the date of preparation of this Information Statement that others will present, any business at the Meeting other than business pertaining to matters required to be set forth in the Notice of Special Meeting and Information Statement.

THE BOARD ENCOURAGES  STOCKHOLDERS  TO ATTEND  THE MEETING IN PERSON.